UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

March 30, 2012

Date of Report (date of earliest event reported)

Standard Parking Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 30, 212, Standard Parking Corporation (“Standard”) released its Annual Report to Shareholders, which is available on Standard’s website at http://ir.standardparking.com. The Annual Report to Shareholders consists of Standard’s Annual Report on Form 10-K, which was filed by Standard with the Securities and Exchange Commission on February 28, 2012, and a wrap, which includes the Annual Letter to Shareholders. A copy of the wrap to the Annual Report to Shareholders, including the Annual Letter to Shareholders, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

The wrap to the Annual Report to Shareholders, including the Annual Letter to Shareholders, contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected cost synergies and other anticipated benefits of the proposed merger of Standard and the parent of Central Parking Corporation (“Central”), the expected future operating results of the combined company, the expected timing of completion of the merger and the other expectations, beliefs, plans, intentions and strategies of Standard. Standard has tried to identify these statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and “will” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management’s control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the risk that the proposed business combination transaction is not completed on a timely basis or at all; the ability to integrate Central into the business of Standard successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that Standard anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that Standard or Central may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the transaction; intense competition; the loss, or renewal on less favorable terms, of management contracts and leases; and changes in general economic and business conditions or demographic trends.

For a detailed discussion of factors that could affect Standard’s future operating results, please see Standard’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, Standard undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances, future events or for any other reason.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Wrap to the Annual Report to Shareholders, including Annual Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation

Date: March 30, 2012	/s/ G. MARC BAUMANN
G. Marc Baumann Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wrap to the Annual Report to Shareholders, including Annual Letter to Shareholders